SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

SAIC, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1.	Title of each class of securities to which transaction applies:

2.	Aggregate number of securities to which transaction applies:

3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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2.	Form, Schedule or Registration Statement No.:

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4.	Date Filed:

*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on June 18, 2010.

Meeting Information

Meeting Type:

Annual

For holders as of:

April 19, 2010

Date: June 18, 2010

Time: 9:00 AM EDT

Location: SAIC Conference Center

1710 SAIC Drive

McLean, Virginia 22102

SAIC, INC.

ATTN: STOCK PROGRAMS 10260 CAMPUS POINT DRIVE M/S D-1 SAN DIEGO, CA 92121

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You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT

ANNUAL REPORT ON FORM 10-K

How to View Online:

Access www.proxyvote.com and enter the numeric code located in the box marked by the arrow on the following page where directed on the web site and then follow the directions for viewing the materials online.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:

www.proxyvote.com

2) BY TELEPHONE:

1-800-579-1639

3) BY E-MAIL*:

sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the numeric code that is printed in the box marked by the arrow on the following page in the subject line of the e-mail.

Please make the request as instructed above on or before June 4, 2010 to facilitate timely delivery. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor.

How To Vote

Please Choose One of the Following Voting Methods

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Vote In Person: At the meeting, you will need to request a ballot to vote these shares. Directions to the SAIC Conference Center in McLean, Virginia are available at www.saic.com or by calling SAIC Investor Relations at 1-800-303-5471. Vote By Internet: Access the www.proxyvote.com site and enter the numeric code located in the box marked by the arrow on the following page where directed on the web site and then followM24502-P97114 the directions for voting.

Vote By Mail: Request a paper copy of the proxy statement (which includes the proxy and voting instruction card) as indicated above, then mark, sign and date the card and return it in the postage-paid envelope we have provided or return it to SAIC, c/o Broadridge, 51 Mercedes Way, Edgewood, New York 11717.

Voting Items

VOTE ON DIRECTORS—The Board of Directors recommends a vote FOR the nominees listed below.

Election of 12 Directors

1. FOR all nominees listed below (EXCEPT as

indicated to the contrary)

01) France A. Córdova 07) Anita K. Jones

02) Jere A. Drummond 08) John P. Jumper

03) Thomas F. Frist, III 09) Harry M.J. Kraemer, Jr.

04) John J. Hamre 10) Edward J. Sanderson, Jr.

05) Walter P. Havenstein 11) Louis A. Simpson

06) Miriam E. John 12) A. Thomas Young

VOTE ON PROPOSAL 2—The Board of Directors recommends a vote FOR Proposal 2.

2. Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending January 31, 2011.

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